GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Separate Account Institutional, Class IR and Class R6 Shares of the

Goldman Sachs Investment Grade Credit Fund

(the “Fund”)

Supplement dated May 15, 2017 to the

Prospectus (the “Prospectus”), the Summary Prospectus (the “Summary Prospectus”)

and the Statement of Additional Information (the “SAI”),

each dated July 29, 2016, as supplemented to date

Carolyn Sabat, portfolio manager for the Fund, has announced that she will be retiring from Goldman Sachs Asset Management, L.P. Effective immediately, Ms. Sabat no longer serves as a portfolio manager for the Fund. Accordingly, all references to Ms. Sabat in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI4CONFID 05-17